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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 333-57741 and No. 333-40972 and Form S-3 No. 333-85171) of our
report dated January 19, 2001, with respect to the financial statements of Collateral Therapeutics, Inc., included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                              /s/ Ernst & Young LLP
                         -----------------------------------
                               Ernst & Young LLP

San Diego, California
March 27, 2001